EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Aaron J. Kuehne, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Clarus Corporation on Form 10-K for the year ended December 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Clarus Corporation.

A signed original of this written statement required by Section 906 has been provided to Clarus Corporation and will be retained by Clarus Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 12, 2018

By:	/s/ Aaron J. Kuehne
Name:	Aaron J. Kuehne
Title:	Chief Administrative Officer and Chief Financial Officer
(Principal Financial Officer)